UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2019  (May 2, 2019)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	TG	NYSE

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2019, Tredegar Corporation (“Tredegar”) held its Annual Meeting of Shareholders (the “Meeting”).  As of March 15, 2019, the record date for the Meeting, there were a total of 33,198,735 shares of Tredegar’s common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 30,883,397 shares of Tredegar’s common stock, constituting approximately 93.03% of the outstanding shares on the record date for the Meeting, were represented in person or by proxy; therefore, a quorum was present.  The results of the Meeting were as follows:

Proposal 1 – Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non- Votes

George C. Freeman, III	28,869,817	328,976	8,093	1,676,510
John D. Gottwald	28,261,181	937,640	8,066	1,676,510
William M. Gottwald	28,259,335	939,486	8,066	1,676,510
Kenneth R. Newsome	29,042,518	156,269	8,099	1,676,510
Gregory A. Pratt	28,807,815	391,648	7,424	1,676,510
Thomas G. Snead, Jr.	28,944,866	253,281	8,739	1,676,510
John M. Steitz	29,034,656	164,132	8,099	1,676,510
Carl E. Tack, III	28,872,530	326,292	8,064	1,676,510
Anne G. Waleski	29,001,395	198,568	6,924	1,676,510

All directors were duly elected.

Proposal 2 – The Ratification of the Appointment of KPMG LLP as Tredegar’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,207,229	652,753	23,414	-0-

The appointment of KPMG LLP was ratified.

Item 7.01.	Regulation FD Disclosure.

During the Meeting, members of Tredegar’s management delivered a presentation regarding Tredegar’s performance and related matters.  As previously announced, the Meeting, including the presentation, was webcast through Tredegar’s website.  Copies of the transcript of the webcast and the slides used in connection with the Meeting, which slides are also available on Tredegar’s website, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing or other document pursuant to  the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Transcript of Webcast of Tredegar Corporation’s 2019 Annual Meeting of Shareholders held May 2, 2019

99.2	Slides for Webcast of Tredegar Corporation’s 2019 Annual Meeting of Shareholders held May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 6, 2019	By:	/s/ D. Andrew Edwards
D. Andrew Edwards
Vice President and Chief Financial Officer